UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2025

SCIENTURE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6308 Benjamin Rd, Suite 708

Tampa, Florida 33634

(Address of Principal Executive Offices)

(866) 468-6535

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	SCNX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated herein by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2025, the Board of Directors of Scienture Holdings, Inc. (the “Company”) appointed Eric Sherb to serve as the Company’s Chief Financial Officer effective as of March 13, 2025 (the “Effective Date”). Mr. Sherb (age 38), has served as an accounting consultant for the Company since 2023. The Company’s addition of Mr. Sherb as its full-time Chief Financial Officer brings 16 years of experience in accounting advisory, auditing, and mergers and acquisitions, with substantial experience in financial reporting for public entities.

Mr. Sherb will succeed Prashant Patel, who previously served as the Company’s Interim Principal Financial/Accounting Officer. Mr. Patel notified the Company’s Board of Directors of his intention to resign his position as Interim Principal Financial/Accounting Officer effective as of the Effective Date. Mr. Patel will continue to serve as the Company’s President and Chief Operating Officer. Mr. Patel’s decision to resign as the Company’s Interim Principal Financial/Accounting Officer is not the result of any dispute or disagreement with the Company, the Company’s management or the Company’s Board of Directors on any matter relating to the Company’s operations, policies or practices.

In connection with Mr. Sherb’s appointment as Chief Financial Officer, the Company and EMS Consulting Services, Inc., an entity controlled by Mr. Sherb, entered into an independent contractor agreement (the “Agreement”) whereby Mr. Sherb has agreed to perform, on a full-time basis, all services (a) assigned by the Company’s Chief Executive Officer and (b) otherwise necessary or convenient in fulfilling the obligations associated with serving as the Chief Financial Officer of a publicly-traded company with common stock listed on The Nasdaq Marketplace LLC. In exchange, the Company has agreed to pay Mr. Sherb (i) an annual cash fee of $100,000; (ii) an annual grant of shares of the Company’s common stock equal to an aggregate amount of $50,000, to be issued as soon as reasonably practicable upon signing of this Agreement and every year thereafter during the term of the Agreement; and (c) an annual discretionary bonus in an amount, if any, determined in the sole discretion of the Company’s Board of Directors. The Agreement became effective on the Effective Date and will continue until terminated by the Company or Mr. Sherb on no less than 14 days’ prior notice. The Agreement is filed as Exhibit 5.1 hereto and is incorporated herein by reference.

The Company has not been party to any transactions with Mr. Sherb since the beginning of the Company’s last fiscal year where the amount involved exceeds the lesser of $120,000 or on percent of the average of the Company’s total assets at year-end for the last two completed fiscal years.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Scienture Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders both (the “Annual Meeting”) virtually via a live webcast on March 10, 2025. The Company’s stockholders voted on five proposals at the Annual Meeting, each of which is listed below and described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 27, 2025, as modified on February 18, 2025. With respect to each proposal, holders of the Company’s common stock, par value $0.00001 (“Common Stock”) were entitled to cast one vote per share of Common Stock held as of the close of business on the record date of January 9, 2025. At the beginning of the Annual Meeting, holders of Common Stock representing 6,289,061 votes were represented in person or by proxy at the Annual Meeting, which represented 71.87% of the voting power of the 8,750,582 shares of Common Stock entitled to vote at the Annual Meeting and constituted a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.	To elect five directors to serve on the Board until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	To ratify the appointment of CM3 Advisory as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To consider and approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and

4.	To consider and select the preferred frequency for conducting future stockholder advisory votes on named executive officer compensation on a non-binding, advisory basis.

The final results of voting on each of the proposals presented at the Annual Meeting, as certified by the Company’s independent inspector of election, are set forth below.

Proposal No. 1: Election of Directors.

The stockholders elected each of the five director nominees to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. The results of the vote taken were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Surendra Ajjarapu	6,225,992	1,226	12,582	49,261
Donald G. Fell	6,199,653	1,243	38,904	49,261
Mayur Doshi	6,220,506	1,242	18,052	49,261
Subbarao Jayanthi	6,220,506	1,238	18,056	49,261
Shankar Hariharan	5,157,373	1,064,371	18,056	49,261

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment by the Board’s Audit Committee of CM3 Advisory as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,275,649	823	12,589	—

Proposal No. 3: Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The stockholders approved the non-binding advisory resolution approving the compensation of the Company’s named executive officers. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,270,914	5,494	12,653	—

Proposal No. 4: Approval, on a Non-Binding, Advisory Basis of the Frequency of Conducting Future Stockholder Advisory Votes on Named Executive Officer Compensation

The stockholders voted in favor of “1 Year” as the preferred frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers. The results of the vote taken were as follows:

Shares Voted For 1 Year	Shares Voted For 2 Years	Shares Voted For 3 Years	Abstentions	Broker Non-Votes
3,829,343	503	2,393,125	16,829	49,261

Proposal No. 5: Approval of Adjournment of the Annual Meeting, if Necessary or Appropriate

The stockholders of the Company approved a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there were insufficient votes to approve the presented proposals or to constitute a quorum. Although this proposal was approved by the Company’s stockholders, because there was a quorum present and there were sufficient votes represented at the time of the Annual Meeting to approve the proposals, adjournment of the Special Meeting was deemed unnecessary. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,263,377	12,498	13,186	—

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
5.1	Independent Contractor Agreement by and between Scienture Holdings, Inc. and EMS Consulting Services, LLC.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTURE HOLDINGS, INC.

	By:	/s/ Surendra Ajjarapu
Surendra Ajjarapu
Chief Executive Officer
Date: March 13, 2025